Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of The Blackstone Group L.P. as of December 31, 2007 and the jurisdictions in which they are organized.

Name	Jurisdiction of Incorporation or Organization
Blackstone Group Management L.L.C.	Delaware
Blackstone Partners L.L.C.	Delaware
The Blackstone Group L.P.	Delaware
Blackstone Holdings I/II GP Inc.	Delaware
Blackstone Holdings III GP L.P.	Delaware
Blackstone Holdings IV GP L.P.	Delaware
Blackstone Holdings V GP L.P. (Quebec SEC)	Canada
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings II L.P.	Delaware
Blackstone Holdings III L.P. (Quebec SEC)	Canada
Blackstone Holdings IV L.P. (Quebec SEC)	Canada
Blackstone Holdings V L.P. (Quebec SEC)	Canada
Blackstone Group Holdings L.P.	Delaware
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Alternative Asset Management L.P.	Delaware
Blackstone Alternative Asset Management Associates L.L.C.	Delaware
Blackstone Advisory Services L.P.	Delaware
Blackstone Administrative Services Partnership L.P.	Delaware
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates L.L.C.	Delaware
Blackstone Strategic Alliance Fund L.P.	Delaware
Blackstone Group Real Estate Holdings International (Alberta) II L.P.	Canada
Blackstone Group Real Estate Holdings International (Alberta) L.P.	Canada
The Blackstone Group Inc.	Delaware
TBG Realty Corp.	New York
Blackstone Financial Services Inc. (trademark)	Delaware
Blackstone TM L.L.C.	Delaware
Blackstone Management Partners L.P.	Delaware
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware
Blackstone Management Partners V L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Real Estate Advisors L.P.	Delaware
BREM L.L.C.	Delaware
Blackstone Real Estate Advisors III L.P.	Delaware
BRE Advisors III L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
BRE Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors V L.P.	Delaware
BRE Advisors V L.L.C.	Delaware

Blackstone Real Estate Advisors International L.L.C.	Delaware
BRE Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors International II L.P.	Delaware
BRE Advisors International II L.L.C.	Delaware
Blackstone Real Estate Advisors VI L.P.	Delaware
BRE Advisors VI L.L.C.	Delaware
Blackstone Property Management L.L.C.	Delaware
BREA Connecticut Managers, L.L.C.	Delaware
BREA Management of California L.L.C.	Delaware
BREA Management of Georgia L.L.C.	Delaware
BREA Management of Illinois L.L.C.	Delaware
BREA Management of New York L.L.C.	Delaware
BREA Management of Ohio L.L.C.	Delaware
BREA Property Management of California L.L.C.	Delaware
BREA Property Management of California Sub Inc.	Delaware
BREA Property Management of Florida L.L.C.	Delaware
BREA Property Management of Georgia Inc.	Delaware
BREA Property Management of Georgia L.L.C.	Delaware
BREA Property Management of Illinois Inc.	Delaware
BREA Property Management of Illinois L.L.C.	Delaware
BREA Property Management of Maryland L.L.C.	Delaware
BREA Property Management of Massachusetts Inc.	Delaware
BREA Property Management of Massachusetts L.L.C.	Delaware
BREA Property Management of Michigan L.L.C.	Delaware
BREA Property Management of New York L.L.C.	Delaware
BREA Property Management of Ohio L.L.C.	Delaware
BREA Property Management of Pennsylvania L.L.C.	Delaware
BREA Property Management of Virginia L.L.C.	Delaware
Blackstone Mezzanine Advisors L.P.	Delaware
BMEZ Advisors L.L.C.	Delaware
Blackstone Mezzanine Advisors II L.P.	Delaware
BMEZ Advisors II L.L.C.	Delaware
BCLO Advisors L.L.C.	Delaware
BDA Funding L.P.	Delaware
Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone Intermediate Funding L.P.	Delaware
Blackstone Debt Advisors L.P.	Delaware
Blackstone Distressed Securities Advisors L.P.	Delaware
Blackstone Distressed Securities Associates L.P.	Delaware
Blackstone DD Advisors L.L.C.	Delaware
Blackstone DD Associates L.L.C.	Delaware
Blackstone Distressed Securities Fund L.P.	Delaware
BDD Affiliates Fund LLC	Delaware
BDD Affiliates Fund II LLC	Delaware
Blackstone Kailix Associates L.L.C.	Delaware
Blackstone L/S Advisors L.L.C.	Delaware
Blackstone L/S Associates L.L.C.	Delaware
Kailix Associates L.L.C.	Delaware
Blackstone Kailix Advisors L.L.C.	Delaware
Kailix Advisors L.L.C.	Delaware

Blackstone Kailix Affiliates Fund L.L.C.	Delaware
Blackstone Kailix Affiliates Fund II L.L.C.	Delaware
Blackstone Kailix Fund L.P.	Delaware
Blackstone Asia Advisors L.L.C.	Delaware
The Asia Opportunities Fund L.P.	Delaware
The Asia Opportunities Domestic Fund L.P.	Delaware
The Asia Opportunities Fund L.L.C.	Delaware
The Asia Opportunities Associates L.L.C.	Delaware
PHG Holdings L.L.C.	Delaware
Park Hill Group L.L.C.	Delaware
Park Hill Real Estate Group LLC	Delaware
PHREG Holdings LLC	Delaware
Blackstone Fund Services India Private Limited	India
Blackstone Advisors India Private Limited	India
Blackstone Property Management Limited	United Kingdom
Blackstone Property Management SARL (France)	France
The Blackstone Group (Asia) Limited	Hong Kong
The Blackstone Group Deutschland GmbH	Germany
The Blackstone Group International Limited	United Kingdom
Blackstone Management Partners (India) L.L.C.	Delaware
Blackstone Asia Advisory Holdings L.L.C.	Delaware
Blackstone Services Mauritius Ltd.	Mauritius
Blackstone Services Mauritius II Ltd.	Mauritius
The Blackstone Group Mauritius Ltd.	Mauritius
The Blackstone Group Mauritius II Ltd.	Mauritius
The Blackstone Group (HK) Limited	Hong Kong
The Blackstone Group Japan K.K.	Japan
Blackstone Real Estate Holdings L.P.	Delaware
Blackstone Real Estate Associates L.P.	Delaware
Blackstone Real Estate Holdings II L.P.	Delaware
Blackstone Real Estate Holdings III L.P.	Delaware
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings IV - NQ L.P.	Delaware
Blackstone Group Real Estate Holdings (Alberta) IV L.P.	Canada
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings V - NQ L.P.	Delaware
Blackstone Real Estate Holdings (Offshore) V L.P.	Canada
Blackstone Real estate Holdings VI L.P.	Delaware
Blackstone Real estate Holdings (Offshore) VI L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI -Q LP	Canada
Blackstone Real Estate Holdings (Offshore) VI-A-Q L.P.	Canada
Blackstone Real Estate Holdings VI - NQ L.P.	Delaware
Blackstone Real Estate Holdings International - A L.P.	Canada
Blackstone Real Estate Holdings International - B L.P.	Canada
Blackstone Real Estate Holdings International II L.P.	Canada
Blackstone Family Investment Partnership (Cayman) L.P.	Cayman
Blackstone Family Investment Partnership II L.P.	Delaware
Blackstone Management Associates (Cayman) L.P.	Cayman
Blackstone Management Associates Fanch L.L.C.	Delaware
Blackstone Management Associates II LLC	Delaware

Blackstone Services (Cayman) LDC	Cayman
Blackstone TWF Family Investment Partnership L.P.	Delaware
Blackstone Capital Commitment Partners III L.P.	Delaware
Blackstone Family Investment Partnership III L.P.	Delaware
Blackstone Management Associates III L.L.C.	Delaware
Blackstone Services (Cayman) III LDC	Cayman
Blackstone Family Media Partnership III L.P.	Delaware
Blackstone Media Capital Commitment Partners III L.P.	Delaware
Blackstone Media Management Associates III L.L.C.	Delaware
Blackstone Family Investment Partnership (Cayman) III L.P.	Cayman
Blackstone FI Capital Commitment Partners (Cayman) III L.P.	Cayman
Blackstone Management Associates (Cayman) III L.P.	Cayman
Blackstone Capital Commitment Partners IV L.P.	Delaware
Blackstone Family Investment Partnership IV- A L.P.	Delaware
Blackstone Management Associates IV L.L.C.	Delaware
Blackstone Family FCC-NQ L.P.	Delaware
Blackstone Family FCC L.L.C.	Delaware
Blackstone Family GP L.L.C	Delaware
Blackstone Capital Commitment Partners (Cayman) IV L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) IV-A L.P.	Cayman
Blackstone Management Associates (Cayman) IV L.P.	Cayman
Blackstone SGP Family Investment Partnership (Cayman) IV - A L.P.	Cayman
Blackstone SGP Capital Commitment Partners (Cayman) IV L.P.	Cayman
Blackstone SGP Management Associates (Cayman) IV L.P.	Cayman
Blackstone Management Associates V L.L.C.	Delaware
Blackstone Family Investment Partnership V L.P.	Delaware
BMA V L.L.C.	Delaware
Blackstone Family Investment Partnership V - A L.P.	Delaware
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman
Blackstone Management Associates (Cayman) V L.P.	Cayman
BMA (Cayman) V L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) V-A L.P.	Cayman
Blackstone Family Investment Partnership V - A USS L.P.	Delaware
Blackstone Family Investment Partnership V - USS L.P.	Delaware
Blackstone Management Associates V USS L.L.C.	Delaware
BMA V USS L.L.C.	Delaware
Blackstone Family UC Investment Partnership L.P.	Delaware
Blackstone UC Capital Commitment Partners L.P.	Delaware
Blackstone UC Management Associates L.L.C.	Delaware
Blackstone UC Services (Cayman) LDC	Cayman
Blackstone Communications Capital Commitment Partners I L.P.	Delaware
Blackstone Communications Management Associates I L.L.C.	Delaware
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Communications Management Associates (Cayman) L.P.	Cayman
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman
Blackstone FI Communications Capital Commitment Partners (Cayman) L.P.	Cayman
Blackstone Real Estate Associates II L.P.	Delaware
Blackstone Real Estate Associates III L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate Associates IV L.P.	Delaware

Blackstone Real Estate Capital Commitment Partners IV L.P.	Delaware
Blackstone Family Real Estate Partnership IV - SMD L.P.	Delaware
Blackstone Real Estate Associates (Alberta) IV L.P.	Canada
Blackstone Real Estate Capital Commitment Partners (Alberta) IV L.P.	Canada
Blackstone Real Estate Associates V L.P.	Delaware
BRE Holdings V L.P.	Delaware
BREA V Sub - NQ L.L.C.	Delaware
Blackstone Real Estate Associates (Offshore) V L.P.	Canada
Blackstone RE Management Associates (Offshore) V L.P.	Canada
Blackstone Family Real Estate Partnership (Offshore) VI-Q L.P.	Canada
Blackstone RE Management Associates (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate (Cayman) VI-Q Ltd.	Cayman
Blackstone Real Estate Associates (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate Capital Associates (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate Management Associates (Offshore) VI-Q L.P.	Canada
BRE Associates (Offshore) VI-Q L.P.	Canada
BREA VI Sub - NQ L.L.C.	Delaware
Blackstone Real Estate Associates VI - NQ L.P.	Delaware
BREA (Cayman) VI-Q Ltd.	Cayman
Blackstone Real Estate Associates International L.P.	Delaware
Blackstone Real Estate Associates International (Alberta) L.P.	Canada
Blackstone Real Estate Capital Commitment Partners International L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners International (Alberta) L.P.	Canada
Blackstone Real Estate Associates International II (Alberta) L.P.	Canada
Blackstone Real Estate Associates International II L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners International II (Alberta) L.P.	Canada
Blackstone Real Estate Capital Commitment Partners International II L.P.	Delaware
Blackstone Real Estate Holdings International II Q L.P.	Canada
BRE Associates International (Cayman) II Ltd.	Cayman
BGREHI (Alberta) II L.P.	Canada
Blackstone Family RE International II L.P.	Canada
Blackstone Family Real Estate Partnership International - A SMD L.P.	Canada
Blackstone Family Real Estate Partnership International II - SMD L.P.	Canada
Blackstone RE International II L.P.	Canada
BRE Capital Commitment International II L.P.	Canada
BRE International II L.P.	Canada
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine Capital Commitment Partners L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Capital Commitment Partners II L.P.	Delaware
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman
Blackstone FI Mezzanine Capital Commitment Partners (Cayman) L.P.	Cayman
Blackstone FI Mezzanine Holdings (Cayman) L.P.	Cayman
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Capital Commitment Partners L.P.	Delaware
Blackstone DL Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Capital Commitment Partners II USS L.P.	Delaware

Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Employee Fund L.P.	Delaware
Blackstone Market Opportunities Fund L.P.	Delaware
Blackstone Strategic Equity Fund L.P.	Delaware
Blackstone Corporate Opportunities Master Fund L.P.	Delaware
Blackstone Real Estate Partners Holdings Ltd.	England
Blackstone Holdings III GP L.P.	Delaware
Blackstone Holdings III L.P. Quebec SEC	Canada
Blackstone Value Recovery Fund, L.P.	Delaware